SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                     Date of Report:  April 15, 1997


                         NPC INTERNATIONAL, INC
         (Exact name of registrant is specified in its charter)


                                 Kansas
                        (State of incorporation)


     0-13007                                            48-0817298
  (Commission Identification No.)     (IRS Employer Identification No.)


             720 West 20th Street, Pittsburg, Kansas  66762
           (Address of principal executive office   Zip Code)


             Registrant's telephone number:  (316/231-3390)



ITEM 5.  OTHER EVENTS
The press release filed with this report as Exhibit 99-A is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(a.)     Financial statements of business acquired.
         Not applicable.

(b.)     Pro forma financial information
         Not applicable.

(c.)     Exhibits
         The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.


                               SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                         NPC INTERNATIONAL, INC.

DATED:




Troy D. Cook
Vice President Finance
Chief Financial Officer
Principal Financial Officer




                                                            PAGE NO
                                                            IN THIS
EXHIBIT   DESCRIPTION         FILING
99-A             Press Release of Registrant dated March 6, 1997  4


Troy Cook
Vice President Finance and
Chief Financial Officer (316) 231-3390

                        FOR IMMEDIATE RELEASE
              NPC INTERNATIONAL, INC. ANNOUNCES 52 UNIT
             PIZZA HUT ACQUISITION FROM PIZZA HUT, INC.
      Acquisition continues aggressive growth strategy; Company
        also announces four unit acquisition from franchisee

     PITTSBURG, Kansas, (April 15, 1997) - Consistent with NPC International, Inc's goal (NASDAQ:NPCI) to continue the growth of its Pizza Hut Division, the Company announced today that it had signed a letter of intent with Pizza Hut, Inc. (PHI) to acquire 52 Pizza Hut units and associated development areas located in North Dakota, South Dakota and Minnesota, for $33 million. The 42 restaurants and 10 delivery carry-out units generated nearly $34.3 million in sales during the 52 weeks ended January, 1997. This acquisition follows NPC's acquisitions of 126 units from PHI and 31 units from a Pizza Hut franchisee in North Carolina which closed on March 27, 1997, and October 31, 1996, respectively. The transaction is expected to close in early June, subject to certain contingencies, and will be financed through the Company's existing revolving line of credit.

     Subsequent to reaching an agreement in principal on the material points of the transaction, the general area in which these stores are located was and has been impacted by recent severe weather, including flooding. PHI has agreed that it will completely repair, at its sole cost, any damage caused by these conditions prior to closing to NPC's satisfaction. Should any store not be operational at closing, the purchase price will be adjusted down to account for the loss of operation.

     NPC is actively engaged in reviewing opportunities as presented by PHI. In addition, the company remains active in the pursuit of franchisee locations that are contiguous to the company's territories. Assuming consummation of this transaction, NPC will have acquired 228 Pizza Hut units during the last 24 months, for an increase of over 64% in the number of Pizza Hut units operated since it's fiscal year ended March 28, 1995.

     David Novak, Group President and CEO of PHI. said, "We are delighted that NPC continues to invest in the Pizza Hut brand and we look forward to their leadership in these unique markets."

     Gene Bicknell, Chairman and CEO, of NPC said, "We welcome the employees of these stores to the NPC family. The small-town demographics of these markets is consistent with the territories that have provided the solid foundation for NPC's historical operating success. These demographics and the above average annual store volumes of about $660,000 each combine to make these markets truly unique."

     Jim Schwartz, President and COO, of NPC added, "While the units acquired in this transaction are not generally contiguous to our existing territories, the size of this acquisition and geographical concentration affords us adequate leverage of our field supervisory staff. This acquisition further expands our geographical presence into the upper midwest allowing us to reach additional territory for
future acquisition.   These are truly exciting times in the
development of our Company."

     Consummation of the transaction is subject to negotiation of a definitive asset purchase agreement, board approval of both companies, completion of buyer's due diligence, approval from regulatory agencies and necessary repair, by PHI at PHI's sole cost, of any damage resulting from severe weather experienced in recent weeks.

     The Company also announced that it plans to complete the acquisition of four units around Champaign, Illinois from a franchisee on April 16, 1997. The four restaurants produced sales of nearly $2.9 million during calendar 1996 and will be acquired for $2.5 million in cash.

     NPC International, Inc. is the world's largest Pizza Hut franchisee and operates 540 Pizza Hut restaurants and delivery kitchens in fourteen states. Through Romacorp, Inc. a wholly owned subsidiary, NPC also operates and franchises 180 Tony Roma's restaurants, the casual theme restaurant Famous For Ribs. For more information contact Troy D. Cook, Vice President Finance and Chief Financial Officer, NPC International, Inc., 720 W. 20th Street, Pittsburg, Kansas 66762. Telephone Number: (316) 231-3390.


                       NPC INTERNATIONAL, INC.
                         RESTAURANT HOLDINGS
PIZZA HUTS:
                  Existing    Units to be Acquired    Proforma
                    Units                             Unit Count

          Alabama       82          -                       82
          Arkansas      72          -                       72
          Georgia        1          -                        1
          Illinois      21          4                       25
          Indiana       17          -                       14
          Kentucky      13          -                       13
          Kansas        21          -                       21
          Louisiana     36          -                       36
          Mississippi  117          -                      117
          Minnesota    ---         10                       10
          Missouri      29          -                       29
          North Carolina31          -                       31
          North Dakota ---         16                       16
          Oklahoma      32          -                       32
          Tennessee     48          -                       48
          Texas         20          -                       20
          South Dakota----         26                       26
               Total   540         56                      596

TONY ROMA'S - Company-Owned:
                               Existing Units

          Alabama                    2
          California                 5
          Florida                   15
          Missouri                   1
          Nevada                     3
          Oklahoma                   1
          Tennessee                  1
          Texas                     11
          South Carolina             2
            Total                   40

NOTE:   The company also franchises 91 units in 20 states and 49
units in 17 foreign countries.